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                 SUPPLEMENT TO PROSPECTUS DATED MAY 7, 1998 FOR
     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B


MATURITY DATE

The Maturity Date of the Policy is the policy anniversary nearest the life insured's attained Age 100. The Company will pay the policyowner the Net Cash Surrender Value as of the Maturity Date provided the Policy is in force and the life insured is alive. The Policy will terminate on the Maturity Date.

GUARANTEED INTEREST ACCOUNT

         The name of the Guaranteed Interest Account has been changed to the "Fixed Account."

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

         The "Short-Term Cancellation Right and "Free Look" Provisions" section is amended and restated as follows:

         A Policy may be returned for a refund of the premium within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

         If the Policy is purchased in connection with a replacement of an existing life insurance policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a Policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

         Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

EMERGING GROWTH TRUST - NAME CHANGE

         The name of the Emerging Growth Trust has been changed to Emerging Small Company Trust.

         The investment policies of the Emerging Small Company Trust are also amended to indicate that the Trust will invest at least 65% of its total assets in common stocks or warrants of emerging small companies that represent attractive opportunities for maximum capital appreciation. Emerging small companies are small companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.



                       SUPPLEMENT DATED DECEMBER 16, 1998


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